Exhibit 10.02

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Amendment”) is made as of the 14th day of September, 2009 between AMBER Ready, Inc., a Nevada corporation (hereinafter, the “Company” or “AMBER”) and Frank DelVecchio, an individual with an address at 65 Walthery Ave., Ridgewood, NJ 07834 (hereinafter, “Employee”);

WHEREAS, the parties entered into an Employment Agreement executed as of the 1st day of February, 2008, a copy of which is annexed hereto as Exhibit A and incorporated herein by reference (the “Employment Agreement”), and

WHEREAS, the parties desire to amend certain provisions of the Employment Agreement as set forth below;

NOW THEREFORE, the parties mutually agree as follows:

1.
All capitalized terms not otherwise defined in this Agreement shall have the same meaning set forth in the Employment Agreement dated February 1st, 2008 and the Amendment to Employment Agreement dated September 18, 2008.

2.	The Company hereby employs the Employee in the position of “Chief Executive Officer”. The Employee’s first day of employment as CEO shall be deemed to be on September 14th, 2009.

3.	In consideration of the services rendered by the Employee under this Agreement, the Company shall pay the Employee bi-weekly, the gross sum of $250,000 per annum (“Base Salary”).

4.	The Employee shall be paid a commission of $.50 per each paid enrollment of $19.95 and $1.00 per each paid enrollment of $39.95.

5.	The Employee shall receive a vehicle allowance to include costs of vehicle, not to exceed $500 per month in addition to fuel payments.

6.	The Employee shall be reimbursed for costs of a mobile phone.

7.	The Employee shall be reimbursed for full costs of health insurance benefits, not to exceed $1,500 per month.

8.
In all other respects, the Employment Agreement and this Amendment to Employment Agreement shall remain in full force and effect without change or modification.  The Employment Agreement and this Amendment thereto may not be amended, changed or modified except by written document signed by all of the parties hereto.

9.	This Amendment to Employment Agreement will be in force until January 1, 2010.

IN WITNESS WHEREOF this to Employment Agreement has been executed by this parties hereto as of the day and year first above written.

Signed: /s/ FRANK DELVECCHIO	Signed: /s/ WILLIAM SCHUTZE
Frank DelVecchio, CEO	William Schutze, Chairman
Date: October 5, 2009	Date: October 7, 2009